Stock Option Plan	12 Months Ended
Dec. 31, 2025
Stock Option Plan [Abstract]
Stock Option Plan

Note 10 — Stock Option Plan

In 2010, Legacy Profusa adopted the 2010 Equity Incentive Plan (the “2010 Plan”) under which 26,666 shares, as adjusted for the Reverse Stock Split, of the Company’s common stock have been initially reserved for issuance to employees, directors and consultants. The number of reserved shares that had been increased over the years equaled 61,819 shares, as adjusted for the Reverse Stock Split, at the time of the Business Combination. In October 2025, the Company adopted the 2025 Equity Incentive Plan (the “2025 Plan”), that will replace the 2010 Plan. All previously issued options under the 2010 Plan will be held under the new plan, with no additional impact to the option holders. Options granted under the 2025 Plan may be either incentive stock options (“ISO”) or nonqualified stock options (“NSO”). ISOs may be granted only to Company employees, including officers and directors who are also employees. NSOs may be granted to Company employees, consultants and advisors. As of December 31, 2025, the total authorized and issuable shares under the 2025 Plan available for grant was 100,386 shares, as adjusted for the Reverse Stock Split.

Upon the Closing, all outstanding Legacy Profusa options converted into options exercisable for shares of Common Stock with the same terms except for the number of shares exercisable and the exercise price, each of which was adjusted using the Exchange Ratio of approximately 0.346. The mechanism of conversion resulted in the fair value of each option prior to the Closing equal to the fair value of each option after. All stock option activity presented in these statements has been retrospectively adjusted to reflect the conversion and the Reverse Stock Split.

A person who owns (or is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company will not be granted an ISO unless the exercise price of such option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the option is not exercisable after the expiration of five years from the date of grant. Options granted generally vest over four years.

Activity under the Plan, as adjusted for the recapitalization and Reverse Stock Split is set forth below:

	Options Outstanding
Stock Option Activity	Number of Options	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term (in years)
Balances at December 31, 2024	13,705	$87.00	3.00
Options granted	7,194	273.47
Options expired	(933)	49.92
Options cancelled/forfeited	(1,076)	194.45
Options settled for promissory note	(6,363)	$67.30
Balances at December 31, 2025	12,527	$231.81	6.94
Exercisable at December 31, 2025	9,906	$244.91	5.45
Vested and expected to vest at December 31, 2025	12,527	$231.81	6.94

The fair value of the stock options granted was estimated using the following assumptions in the Black-Scholes option pricing model:

Expected volatility	78.9%
Risk-free interest rate	4.4%
Expected term (in years)	10
Expected dividend yield	—%

No options were exercised during the years ended December 31, 2025 and 2024. Intrinsic values are calculated as the difference between the exercise price of the underlying options and the fair value of the common stock for the options that had exercise prices that were lower than the fair value per share of the common stock on the date of exercise.

The total fair value of options vested for the years ended December 31, 2025 and 2024 was $0.2 million and less than $0.1 million, respectively.

As of December 31, 2025, the total unrecognized stock-based compensation expense for stock options was $2.7 million which is expected to be recognized over a weighted-average period of 3.9 years. On the grant date, the Company estimates the fair value of stock options using the Black Scholes option-pricing model. The fair value of stock options is being recognized on a straight-line basis over the requisite service period of the awards.

Nonrecourse Promissory Notes to Early Exercise Stock Options

In 2018, one of the Company’s executives early exercised 6,363 of his stock options by issuing a promissory note to the Company. As the promissory note is nonrecourse this exercise of stock options with a promissory note is not considered a substantive exercise for accounting purposes. Therefore, no receivable for the promissory note was recorded on the Company’s balance sheet. This arrangement was accounted for as modifications to the original stock options which were exercised by issuing a promissory note. Such modification did not result in incremental stock-based compensation expense. As of December 31, 2024 these options were fully vested and upon the closing of the Business Combination, these options were issued at the exchange ratio of .3459 and as adjusted for the Reverse Stock Split for 6,363 shares of common stock.

Stock-Based Compensation Expense by Function

The following table is a summary of stock compensation expense by function recognized for the year ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
General and administrative	$765	$7
Research and development	126	14
Total stock-based compensation	$891	$21

Increase in stock based compensation for the year ended December 31, 2025 is due to incremental grants in the year and the settlement of early exercised options by an executive of the company as a result of the Business Combination.